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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                             August 15, 2002




                             MATRIX SERVICE COMPANY
                             ----------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          0-18716                    73-1352174
----------------                 --------------            ---------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



            10701 East Ute Street, Tulsa, Oklahoma         74116-1517
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code            (918) 838-8822
                                                              --------------

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Item 7.  Financial statements, Pro forma Financial Information and Exhibits.

         Exhibit 99.1 Form of presentation to investors and security analysts.

Item 9.  Regulation FD Disclosure.

         Matrix Service Company intends to make a presentation to shareholders and other interested parties of its May 31, 2002 fiscal year end earnings in a previously announced telephone conference at 10:00 A.M. on August 15, 2002, in substantially the form attached hereto as
         Exhibit 99.1. The Registrant's earnings were released to the public before the opening of the market on August 15, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MATRIX SERVICE COMPANY

Dated: August 15, 2002                     By:    /s/ Michael J. Hall
                                                  ------------------------------
                                                   Michael J. Hall
                                                   Vice President - Finance and
                                                   Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT NO.

99.1            Form of presentation to investors and security analysts.

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